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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
        Date of Report (Date of earliest event reported) March 28, 2002
                                                         --------------

                          CITIZENS FIRST BANCORP, INC.
                          ----------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                       0-32041               38-3573852
         --------                       -------               ----------
(State or other Jurisdiction of       (Commission           (IRS Employer
incorporation or organization)        File Number)          Identification No.)

                  525 Water Street, Port Huron, Michigan 48060
                  --------------------------------------------
                    (Address of principal executive offices)

                                 (810) 987-8300
                                 ---------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)





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ITEM 8.  CHANGE IN FISCAL YEAR

      On March 28, 2002, the Board of Directors of Citizens First Bancorp, Inc. (the "Company") changed the fiscal year end of the Company from March 31 to December 31, effective December 31, 2002. A transition report on Form 10-KSB covering the transition period from April 1, 2002 through December 31, 2002 will be filed with the Securities and Exchange Commission by March 31, 2003.





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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: April 11, 2002                   By: /s/ Marshall J. Campbell
                                            -------------------------------
                                            Marshall J. Campbell
                                            Chairman, President and Chief
                                            Executive Officer





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